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                                                                    EXHIBIT (21)


                                     SUBSIDIARIES
                                          OF
                                 SARA LEE CORPORATION


    The following is a list of all active subsidiary corporations of the Registrant. Subsidiaries which are inactive or exist solely to protect the business names, but conduct no business, have been omitted; such omitted subsidiaries considered in the aggregate do not constitute a significant subsidiary.

                                DOMESTIC SUBSIDIARIES

                                                           Place of
    NAME                                                   INCORPORATION
    ----                                                   -------------
    APD Chemicals Corporation                              Delaware

    Aris Isotoner, Inc.                                    Delaware

    Aris (Philippines), Inc.                               Delaware

    Bali Foundations, Inc.                                 Delaware

    Bessin Corporation                                     Illinois

    BG Marketing Corp.                                     Delaware

    Bil Mar Farms, Inc.                                    Delaware

    Bil Mar Foods, Inc.                                    Delaware

    BNH, Inc.                                              Delaware

    Bryan Foods, Inc.                                      Delaware

    Canadelle Intimate Fashions, Inc.                      Nevada

    Champion Products Inc.                                 New York

    Coach Stores, Inc.                                     Delaware

    Coach Leatherware International, Inc.                  Delaware

    DEA Leasing Corporation                                Delaware

    D.E. Direct, Inc.                                      Delaware

    Douwe Egberts/Van Nelle, Inc.                          Kentucky

    Epic Company, Inc.                                     Illinois

    Gordon County Farm Company                             Delaware

    GP San Corp.                                           Virginia

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    Gullwing Productions, L.L.C.                           North Carolina

    Hanes Menswear, Inc.                                   Delaware

    Hanes Puerto Rico, Inc.                                Delaware

    Hygrade Food Products Corporation                      New York

    International Affiliates & Investment Inc.             Delaware

    International Baking Co., Inc.                         Delaware

    Interstar, Inc.                                        Florida

    Jogbra Inc.                                            Delaware

    JP Foodservice Distributors, Inc.                      Delaware

    Kiwi (Europe) Corporation                              Delaware

    Kolker Brothers, Inc.                                  District of Columbia

    L'eggs Brands, Inc.                                    Delaware

    LMSI Acquisition Co.                                   Virginia

    Milky Way Products Company                             Delaware

    Nihon Sara Lee KK Corporation                          Delaware

    Ozark Salad Company, Inc.                              Delaware

    PAI Subsidiary, Inc.                                   Delaware

    Playtex Apparel, Inc.                                  Delaware

    Playtex Dorado Corporation                             Delaware

    Playtex Industries, Inc.                               Delaware

    PYA Holding, Inc.                                      Delaware

    PYA, Inc.                                              Delaware

    PYA/Monarch, Inc.                                      Delaware

    Rice Hosiery Corporation                               North Carolina

    Sara Lee Champion Europe Inc.                          Delaware

    Sara Lee  Corporation Asia, Inc.                       Delaware


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    Sara Lee/DE Asia, Inc.                                 Delaware

    Sara Lee Foundation                                    Illinois

    Sara Lee French Investment Company, Inc.               Delaware

    Sara Lee International Corporation                     Delaware

    Sara Lee International Finance Corporation             Delaware

    Sara Lee Investments, Inc.                             Delaware

    Sara Lee JV Corp.                                      Delaware

    Sara Lee - Kiwi Holdings, Inc.                         Delaware

    Sara Lee Leasing Company                               Illinois

    Sara Lee Sock Company                                  Delaware

    Sara Lee U.K. Holdings, Inc.                           Delaware

    Saramar Corporation                                    Delaware

    Scotch Maid, Inc.                                      Delaware

    Seitz Foods, Inc.                                      Delaware

    SLC Leasing (Nevada)-II, Inc.                          Delaware

    SLC Leasing (Wyoming), Inc.                            Delaware

    SLE, Inc.                                              Delaware

    SLI Administrative Services Company, Inc.              Delaware

    SLKP Administrative Services Company, Inc.             Delaware

    SLKP Sales, Inc.                                       Delaware

    SLP Corp.                                              Virginia

    Smoky Hollow Foods, Inc.                               Delaware

    Southern Belle, Inc.                                   Delaware

    State Fair Foods, Inc.                                 Texas

    Super Products, Inc.                                   Delaware

    Sweet Sue Kitchens, Inc.                               Delaware

    Tailby-Nason Company, Inc.                             Delaware

    Wolferman's, Inc.                                      Delaware

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                                 FOREIGN SUBSIDIARIES

    ABC Distribution S.A.                                  France

    ABC Industrie S.A.                                     France

    Abel Bonnex S.A.                                       France

    AB Fenom                                               Sweden

    Agepal SarL                                            Luxemburg

    Allende Internacional, S.A. de C.V.                    Mexico

    Aoste SNC                                              France

    Aoste Argentine                                        Argentina

    Aoste Belgique                                         Belgium

    Aoste Espana                                           Spain

    Aoste Export SNC                                       France

    Aoste Holding S.A.                                     France

    Aoste Management S.A.                                  France

    Aoste Schinken GmbJ                                    Germany

    Al Ponte Prosciutti srl                                Italy

    APD Chemicals Ltd.                                     England

    A.P. Developments Limited                              Zambia

    Aris Isotoner S.A.                                     France

    Aris Isotoner UK Limited                               England

    A/S Blumoller                                          Denmark

    Ashe Limited                                           England

    Ashe Pension Trustees Ltd.                             England

    Auragate Pty. Ltd.                                     Australia

    Avroy Shlain Cosmestics (Pty) Ltd.                     South Africa

    Balirny Douwe Egberts AS                               Czech Republic

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    Ballograf Bic Austria Vertriebs Ges. mbh               Austria

    Bal-Mex S.A. de C.V.                                   Mexico

    Belgian Nurdie Textile Company                         Germany

    Beviston Pty. Ltd.                                     Australia

    Boers Groothandel B.V.                                 Netherlands

    Boers Vleeswaren B.V.                                  Netherlands

    Bravo                                                  Greece

    Buhler Fontaine S.A.                                   France

    Caitlin Financial Corporation N.V.                     Netherlands Antilles

    Calixte Cochonou Export SNC                            France

    Calixte Producteur SNC                                 France

    Canadelle Holding Corporation                          Canada

    Casual Wear de Mexico, S.A. de C.V.                    Mexico

    CBI S.A.                                               France

    Champion N.V.                                          Belgium

    Champion Products, S.A. de C.V.                        Mexico

    Champion UK Ltd.                                       England

    Charcuterie de Bigorre                                 France

    Charcuteries des Hautes Terres S.A.                    France

    Charter de Mexico, S.A. de C.V.                        Mexico

    Coach (UK) Limited                                     England

    Cochonou SNC                                           France

    Coffenco International GmbH                            Germany

    Cofico N.V.                                            Netherlands Antilles

    Comercial Rinbros, S.A. de C.V.                        Mexico

    Compack Douwe Egberts Rt                               Hungary

    Confecciones de Monclova, S.A. de C.V.                 Mexico

    Confecciones de Monterrey, S.A. de C.V.                Mexico

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    Confecciones de Nueva Rosita, S.A. de C.V.             Mexico

    Confecciones El Pedregal S.A. de C.V.                  El Salvador

    Congelacion y Conservacion de Alimentos, S.A. de C.V.  Mexico

    Conoplex Insurance Company                             Bermuda

    Contex, Sociedad Anomina de Capital Variable           El Salvador

    Cornby N.V.                                            Belgium

    Corporacion Champion de El Salvador, S.A. de C.V.      El Salvador

    Corporacion H.M., S.A. de C.V.                         Mexico

    Cruz Verde Portugal - Productos de Consumo Lda.        Portugal

    Dacor N.V.                                             Belgium

    DEA (Bermuda) Ltd.                                     Bermuda

    Decaf B.V.                                             Netherlands

    Decaf N.V.                                             Belgium

    Decem B.V.                                             Netherlands

    Decotrade A.G.                                         Switzerland

    DEF Finance S.A.                                       France

    Defico N.V.                                            Netherland Antilles

    De Friesche Erven B.V.                                 Netherlands

    Detrex B.V.                                            Netherlands

    Difan S.A.M.                                           Monaco

    Dim Finance S.A.                                       France

    Dim-Rosy AB                                            Sweden

    Dim-Rosy AG                                            Switzerland

    Dim-Rosy A/S                                           Denmark

    Dim-Rosy Benelux N.V.                                  Belgium

    Dim-Rosy Portugal Lda                                  Portugal

    Dim-Rosy S.p.A.                                        Italy

    Dim Rosy Textiles, Incorporated                        Canada

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    Dim S.A.                                               France

    Dimtex S.A.                                            France

    Disa SNC                                               France

    Douwe Egberts N.V.                                     Belgium

    Douwe Egberts Agio GmbH                                Germany

    Douwe Egberts Coffee & Tea International B.V.          Netherlands

    Douwe Egberts Coffee Systems France S. A.              France

    Douwe Egberts Coffee Systems International B.V.        Netherlands

    Douwe Egberts Coffee Systems Ltd.                      Canada

    Douwe Egberts Coffee Systems Ltd.                      England

    Douwe Egberts Coffee Systems Nederland B.V.            Netherlands

    Douwe Egberts Coffee Systems Operating B. V.           Netherlands

    Douwe Egberts Compack Kft.                             Hungary

    Douwe Egberts Espana S.A.                              Spain

    Douwe Egberts France S.A.                              France

    Douwe Egberts GmbH                                     Germany

    Douwe Egberts (Ireland)                                Ireland

    Douwe Egberts Kaffee Systeme GmbH                      Germany

    Douwe Egberts Kaffee Systeme GmbH & Co., K.G.          Germany

    Douwe Egberts Limited                                  Canada

    Douwe Egberts Nederland B.V.                           Netherlands

    Douwe Egberts (Portugal) Produtos Almentares Lda.      Portugal

    Douwe Egberts UK Limited                               England

    Douwe Egberts Van Nelle Diensten B.V.                  Netherlands

    Douwe Egberts Van Nelle Tabaksmaatschappij  B.V.       Netherlands

    Douwe Egberts Van Nelle                                Netherlands
      Tabaksproduktiemaatschappij B. V.

    Douwe Egberts Van Nelle Tobacco Belgium N.V.           Belgium

    Douwe Egberts Van Nelle Tobacco International B.V.     Netherlands

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    Duyvis B.V.                                            Netherlands

    Elbeo & Comandita                                      Germany

    Elbeo Management Ltd.                                  England

    Elbeo Meias e Confeccoes Lda.                          Germany

    Eri Deutschland GmbH                                   Germany

    Esa Eppinger GmbH                                      Germany

    ET.G.Y. SNC                                            France

    Euragral BV                                            Netherlands

    Fashion Accessories Philippines, Inc.                  Philippines

    Fihomij BV                                             Netherlands

    Filodoro Calze S.p.A.                                  Italy

    Fontane del Ducca srl                                  Italy

    Fujian Sara Lee Consumer Products Company Ltd.         China

    Gromtex S.A.                                           Tunisia

    Hanes Caribe Ltd.                                      Cayman Islands

    Hanes Choloma Ltd.                                     Cayman Islands

    Hanes de Centroamerica S.A.                            Guatemala

    Hanes de El Salvador, S.A. de C.V.                     El Salvador

    Hanes de Mexico, S.A. de C.V.                          Mexico

    Hanes (Deutschland) GmbH                               Germany

    Hanes Dominican Inc.                                   Dominican Republic

    Hanes France S.A.                                      France

    Hanes Hellas S.A.                                      Greece

    Hanes Jamaica Limited                                  Jamaica

    Hanes Panama, Inc.                                     Panama

    Hanes Tejidos Costa Rica Ltd.                          Costa Rica

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    Hanes U.K. Limited                                     England

    Harris/DE Pty. Ltd.                                    Australia

    Hesperia de Alimentacion S.A.                          Spain

    Hesperia Noroeste S.A.                                 Spain

    Hilton Bonds N.Z. (1991) Limited                       New Zealand

    Holmeats N.V.                                          Belgium

    Home Safe Products Sdn Bhd                             Malaysia

    House of Fuller, S.A. de C.V.                          Mexico

    Household & Personal Care Research B.V.                Netherlands

    H-Sec S.A.                                             France

    Imperial N.V.                                          Belgium

    Inco Hellas A.E. and Household Consumer                Greece
      Products Industry

    Industrias Carnicas Navarras S.A.                      Spain

    Industrias de Carnes Nobre S.A.                        Portugal

    Industrias Internacionales de San Pedro, S.A. de C.V.  Mexico

    Industrias Mallorca, S.A. de C.V.                      Mexico

    Inmobiliaria Meck-Mex, S.A. de C.V.                    Mexico

    Intec B.V.                                             Netherlands

    Inter Food Service Ltd.                                England

    Internacional Manufacturera, S.A.                      Mexico

    International Food Service B.V.                        Netherlands

    International Underwear Ltd.                           Morocco

    INTEX Dessous Gesellschaft mbH                         Austria

    INTEX Dessous GmbH                                     Germany

    INTEX Textil-Vertriebsgesellschaft AG                  Switzerland

    Intradal Produktie Belgium N.V.                        Belgium

    Isabella (Private) Ltd.                                Germany

    I. Tas Ezn B.V.                                        Netherlands

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    Jamlee Inc.                                            Cayman Islands

    Justin Bridou SNC                                      France

    Kaffehuset Friele A/S                                  Norway

    King Gee Clothing Company Pty. Ltd.                    Australia

    Kir Alimentos, S.A. de C.V.                            Mexico

    Kitchens of Sara Lee (Australia) Pty. Ltd.             Australia

    Kitchens of Sara Lee U.K. Limited                      England

    Kitchens of Sara Lee, SNC                              France

    Kiwi Brands Hong Kong Ltd.                             Hong Kong

    Kiwi Brands Ltd.                                       Kenya

    Kiwi Brands Ltd.                                       Malawi

    Kiwi Brands Ltd.                                       Zambia

    Kiwi Brands (N.Z.) Ltd.                                New Zealand

    Kiwi Brands (Private) Limited                          Zimbabwe

    Kiwi Brands Pty. Ltd.                                  Australia

    Kiwi Brands (Tianjin) Co. Ltd.                         China

    Kiwi Caribbean Limited                                 England

    Kiwi (EA) Ltd.                                         England

    Kiwi (East Africa) Ltd.                                Kenya

    Kiwi European Holdings B.V.                            Netherlands

    Kiwi France S.A.                                       France

    Kiwi Holdings Limited                                  England

    Kiwi Holdings S.A.                                     France

    Kiwi International Pte. Ltd.                           Signapore

    Kiwi (Manufacturing) Sdn Bhd                           Malaysia

    Kiwi Overseas Investments Limited                      England

    Kiwi Products Sdn. Bhd.                                Malaysia

    Kiwi (Thailand) Limited                                Thailand

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    Kiwi TTK Limited                                       India

    Kiwi United Taiwan Company Ltd.                        China

    Koninklijke Douwe Egberts B.V.                         Netherlands

    Kortman Intradal B.V.                                  Netherlands

    Kortman Nederland B.V.                                 Netherlands

    KRS S.A.                                               Tunisia

    Lassie B.V.                                            Netherlands

    Les Fines Tranches SNC                                 France

    Les Salaisons Reunies SNC                              France

    Madero Internacional, S.A. de C.V.                     Mexico

    Maglificio Bellia S.p.A.                               Italy

    Manufacturera de Cartago, S.A.                         Costa Rica

    Manufacturas Mallorca, S.A. de C.V.                    Mexico

    Marander Assurantie Compagnie B.V.                     Netherlands

    Marcilla Coffee Systems S.A.                           Spain

    Marketing-en Verkoopmaatschappij Stegeman B.V.         Netherlands

    Merrild Coffee Systems AB                              Sweden

    Merrild Kaffe A/S                                      Denmark

    Midi Steak S.A.                                        France

    Monclova Internacional, S.A. de C.V.                   Mexico

    Natrena B.V.                                           Netherlands

    Nihon Kiwi K.K.                                        Japan

    Nihon Sara Lee K.K.                                    Japan

    nur die Textilvertrieb Ges.mbH                         Germany

    nur die Textilvertrieb Ges.mbH & Co KG                 Germany

    N.V. Kortman Intradal S.A.                             Belgium

    NV Zwarte Kat/Cle d'Or                                 Belgium

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    Opus Chemical AB                                       Sweden

    Orion Gloves Limited                                   Hong Kong

    Oxwall Tools B.V.                                      Netherlands

    Palas de Mexico, S.A. de C.V.                          Mexico

    Pamyc, S.A. de C.V.                                    Mexico

    Playtex Dominicana, S.A.                               Dominican Republic

    Playtex Espana, S.A.                                   Spain

    Playtex France S.A.                                    France

    Playtex Investments Europe S.A.                        France

    Playtex Limited                                        England

    Playtex Trading Limited                                England

    Plustex B.V.                                           Netherlands

    Plustex S.A.                                           Belgium

    Pretty Polly (Killarney) Limited                       Ireland

    Pretty Polly Pension Trustees Ltd.                     England

    Pretty Polly Supplementary Trustee Ltd.                England

    Probemex, S.A. de C.V.                                 Mexico

    Product Suppliers A.G.                                 Switzerland

    P.T. Kiwi Distribution Company                         Indonesia

    P.T. Kiwi Indonesia                                    Indonesia

    PT Premier Ventures                                    Indonesia

    PT Prodenta Indonesia                                  Indonesia

    PT Suria Yozani                                        Indonesia

    PTX Tunisie S.A.                                       Tunisia

    Rinbros, S.A. de C.V.                                  Mexico

    Roger de Lyon Charcutier S.A.                          France

    Roger de Lyon SNC                                      France

    Rolland et Norroy S.A.                                 France

                                          12

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    Roux Soignat S.A.                                      France

    Sagepar SaRL                                           France

    Sara Lee Champion France S.A.                          France

    Sara Lee Charcuterie, S.A.                             France

    Sara Lee Chile S.A.                                    Chile

    Sara Lee de Costa Rica, S.A.                           Costa Rica

    Sara Lee/DE Deutschland GmbH                           Germany

    Sara Lee/DE Espana S.A.                                Spain

    Sara Lee/DE Finance B.V.                               Netherlands

    Sara Lee/DE GmbH & Co. KG                              Germany

    Sara Lee/DE Holdings (South Africa)
      (Pty) Limited                                        South Africa

    Sara Lee/DE Italy S.p.A                                Italy

    Sara Lee/DE N.V.                                       Netherlands

    Sara Lee/DE Poland Sp z o o                            Poland

    Sara Lee Direct Marketing UK Limited                   England

    Sara Lee Europe Direct Marketing S.A.                  France

    Sara Lee Europe Finance S.A.                           France

    Sara Lee France SNC                                    France

    Sara Lee Foreign Sales Corporation                     Barbados

    Sara Lee Germany GmbH                                  Germany

    Sara Lee Holding Corporation Limited                   Canada

    Sara Lee Holdings (Australia) Pty. Ltd.                Australia

    Sara Lee (Hong Kong) Limited Partnership               Hong Kong

    Sara Lee Hosiery Canada Ltd.                           Canada

    Sara Lee Hosiery de Mexico, S.A. de C.V.               Mexico

    Sara Lee Household & Personal Care UK Limited          England

    Sara Lee Knit Products Benelux N.V.                    Belgium

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    Sara Lee Knit Products Europe, N.V.                    Belgium

    Sara Lee Mexicana S.A. de C.V.                         Mexico

    Sara Lee Overseas Finance N.V.                         Netherlands Antilles

    Sara Lee Personal Products (Australia) Pty. Ltd.       Australia

    Sara Lee Personal Products (Fiji) S.A.                 Fiji

    Sara Lee Personal Products S.A.                        France

    Sara Lee Personal Products S.p.A.                      Italy

    Sara Lee Phillippines Inc.                             Philippines

    Sara Lee Processed Meats (Belgium) N.V.                Belgium

    Sara Lee Processed Meats (Europe) B.V.                 Netherlands

    Sara Lee (South Africa) (Pty.) Ltd.                    South Africa

    Sara Lee Trading Ltd.                                  Thailand

    Sara Lee UK Holdings Plc                               England

    Sara Lee (UK Investments) Limited                      England

    SBB S.A.                                               France

    SCI du Mont Pilat                                      France

    SDP Rungis S.A.                                        France

    SERAA SARL                                             France

    Servicios Administrativos Sara Lee, S.A. de C.V.       Mexico

    Shanghai Vocal Enterprise Limited                      China

    Siamcona Ltd.                                          Thailand

    SLC Canada Limited                                     Canada

    SLI Compania de Servicio Administrativos S.A.          Costa Rica

    SLKP Compania de Servicio Administrativos S.A.         Costa Rica

    SLPP (Berkeley Vale) Pty. Ltd.                         Australia

    SLPP Canada Limited                                    Canada

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    SLPP (Coolaroo) Pty. Ltd.                              Australia

    SN Degoisey S.A.                                       France

    Societe Bretonne d'Andouilles et
      d'Andouillettes S.A.                                 France

    Societe des Salaisons de Balanod SNC                   France

    Spantex, S.A. de C.V.                                  Mexico

    Spring City de Honduras, S.A.                          Honduras

    Stegeman B.V.                                          Netherlands

    The Stubbies Clothing Company Pty. Ltd.                Australia

    S3C S.A.                                               France

    Taesa, S.A. de C.V.                                    Mexico

    Tana B.V.                                              Netherlands

    Tana Canada Incorporated                               Canada

    Tana France S.A.                                       France

    Tana Schuhpflege AG                                    Switzerland

    Tejidos Flex Corporation                               Panama

    Telec A.G.                                             Switzerland

    Temana Ges. mbH                                        Austria

    Temana International Ltd.                              England

    Temana Verkaufs-AG                                     Switzerland

    Textiles Tropicales, Sociedad Anonima                  Costa Rica

    Tomten A/S                                             Norway

    Tradi Charcuterie S.A.                                 France

    Tradi Holding S.A.                                     France

    Tricotbest B.V.                                        Germany

    Tricotbest Ceska Republica spol. s r.o.                Germany

    Tricotbest GmbH                                        Germany

    Tricotbest Hungaria Kft.                               Germany

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    Tricotbest Polska                                      Germany

    Tricotbest (Russia)                                    Germany

    Tricotbest Slovensko s.r.o.                            Germany

    Tricotbest Ukraina                                     Germany

    Tuxan Schuhpflegemittel GmbH                           Austria

    Underwear Ltd.                                         Malta

    Valma B.V.                                             Netherlands

    Van Nelle Holding (Germany) GmbH                       Germany

    Van Nelle Produktie B.V.                               Netherlands

    Vatter GmbH Rheine                                     Germany

    Vatter Produktions GmbH                                Germany

    Verpakkingsindustrie Boers B.V.                        Netherlands

    Vlimense Belegging-Maatschappij BV                     Netherlands

    Wijnhandel JanVan Goyen B.V.                           Netherlands

    168765 Canada Inc.                                     Canada

    24762030 Nova Scotia Ltd.                              Canada

    1116-9087 Quebec Inc.                                  Canada


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